                               FIFTH AMENDMENT TO
                         SENIOR SECURED CREDIT AGREEMENT

                  This Fifth Amendment to Senior Secured Credit Agreement (this "Amendment") is entered into as of June __, 2001, by and among The Titan Corporation (the "Borrower"), the financial institutions party hereto (the "Lenders"), Credit Suisse First Boston, as Lead Arranger and as Administrative Agent for the Lenders (the "Administrative Agent"), First Union Securities, Inc., as Co-Arranger and as Syndication Agent (the "Syndication Agent"), and the Bank of Nova Scotia, as the Documentation Agent (the "Documentation Agent").

                                    RECITALS

                  A. The Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Senior Secured Credit Agreement dated as of February 23, 2000 (as amended to date, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

                  B. The Borrower, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement as follows.

                                    AGREEMENT

                  Section 1. AMENDMENTS TO CREDIT AGREEMENT. (a) Section 1.1 of the Credit Agreement is hereby amended by:

                  (i) inserting the following definitions in appropriate alphabetical order:

                  ""AFRIPA" means Titan Wireless Afripa Holding, Inc., a Delaware corporation."

                  ""AFRIPA GROUP" means Afripa and each Subsidiary directly or indirectly owned by Afripa but not owned directly by Borrower or any Subsidiary of Borrower other than Afripa or a Subsidiary of Afripa."

                  (ii) amending the definition of "EBITDA" by inserting the words "(other than SureBeam Post IPO and Afripa)" after the words "U.S. Subsidiaries" in each place they appear;

                  (iii) amending the definition of "Guarantor" by deleting the words "(other than Titan Capital Trust and Titan Africa, Inc.)" and replacing them with "(other than Titan Capital Trust, Titan Africa, Inc. and Afripa)";

                  (iv) amending the definition of "Net Income" by inserting the words "(other than SureBeam Post IPO and Afripa)" after the words "U.S. Subsidiaries"; and

                  (v) amending the definition of "Net Worth" by inserting the words "(other than SureBeam Post IPO and the Afripa Group)" after the word "Subsidiaries" in the first place it appears.

         (b) Section 7.7 of the Credit Agreement is hereby amended by deleting the last paragraph thereof and replacing it with the following:

                  "Notwithstanding the foregoing, in no event shall (i) SureBeam Post IPO, Cayenta Post IPO, Titan Capital Trust or Titan Africa, Inc. be subject to the provisions of this SECTION 7.7 or be required to grant any Liens in favor of the Administrative Agent on behalf of the Secured Parties, (ii) the Borrower be required to grant any Lien on any Capital Stock of Titan Capital Trust or (iii) Afripa be required to execute a supplement to the Subsidiary Guaranty, the Subsidiary Security Agreement or the Subsidiary Pledge Agreement or grant any Lien on any Capital Stock of any of its Foreign Subsidiaries."

         (c) Section 8.2 of the Credit Agreement is hereby amended by deleting the period at the end of such section and replacing it with the following:

         "; and PROVIDED, FURTHER, that, notwithstanding any provision of this
         Section 8.2, neither the Borrower nor any of its Restricted Subsidiaries may incur any Indebtedness (including, without limitation, Contingent Liabilities) otherwise permitted hereunder with respect to any member of the Afripa Group or which will be utilized, directly or indirectly, to fund or support in any respect any obligation or commitment of or with respect to any member of the Afripa Group."

         (d) Section 8.4(a) of the Credit Agreement is hereby amended by deleting such provision in its entirety and inserting the following in replacement therefor:

                  "(a) TOTAL DEBT TO EBITDA RATIO. The Borrower will not permit the Total Debt to EBITDA Ratio as of the last day of any Fiscal Quarter to be greater than the ratio set forth opposite such date:


Date                                                              Total Debt to EBITDA Ratio
--------------------------------------------------------------------------------------------
Closing Date and First Fiscal Quarter of
Fiscal Year 2000                                                          3.50:1.00
Second Fiscal Quarter of Fiscal Year 2000                                 3.50:1.00
Third Fiscal Quarter of Fiscal Year 2000                                  3.50:1.00
Fourth Fiscal Quarter of Fiscal Year 2000                                 3.50:1.00
--------------------------------------------------------------------------------------------
First Fiscal Quarter of Fiscal Year 2001                                  3.25:1.00
Second Fiscal Quarter of Fiscal Year 2001                                 3.75:1.00
Third Fiscal Quarter of Fiscal Year 2001                                  3.75:1.00
Fourth Fiscal Quarter of Fiscal Year 2001                                 3.50:1.00
--------------------------------------------------------------------------------------------
First Fiscal Quarter of Fiscal Year 2002                                  3.25:1.00
Second Fiscal Quarter of Fiscal Year 2002                                 3.25:1.00
Third Fiscal Quarter of Fiscal Year 2002                                  3.25:1.00
Fourth Fiscal Quarter of Fiscal Year 2002                                 3.25:1.00
--------------------------------------------------------------------------------------------
First Fiscal Quarter of Fiscal Year 2003
and each Fiscal Quarter thereafter                                        2.50:1.00


         (e) Section 8.4(b)(ii) of the Credit Agreement is hereby amended by deleting the following language at the end of such provision:

         "PLUS (aa) the product of 80% TIMES the net increase to the Borrower's shareholders' equity resulting from the initial public offering of SureBeam after the Closing Date, MINUS (bb) the net decrease to the Borrower's shareholders' equity resulting from the deferred compensation charge related to the employee, director, officer and consultant stock options of SureBeam."

         (f) Section 8.4(e) of the Credit Agreement is hereby amended by adding the following sentence at the end of such provision:

         "Any calculation to determine compliance with CLAUSES (a), (b), (c) or
         (d) of this SECTION 8.4 for any period which includes the date of the initial public offering of SureBeam shall be on a PRO FORMA basis and calculated on the assumption that the initial public offering of SureBeam was consummated on the first day of the relevant period."

         (g) Section 8.5(j) of the Credit Agreement is hereby amended by deleting such provision in its entirety and inserting the following in replacement therefor:

                  "(j) after the Closing Date, Investments in the Afripa Group and non-U.S. Persons in an amount not to exceed $50,000,000 in the aggregate from the Closing Date through the remaining term of this Agreement; and"

         (h) Section 8.5(k) of the Credit Agreement is hereby amended by adding the following proviso after the semi-colon at the end of such provision:

         "PROVIDED, that no Investments pursuant to this clause (k) may be made, directly or indirectly, by the Borrower or any of its Restricted Subsidiaries in (x) any member of the Afripa Group, (y) any Person that is not a Restricted Subsidiary which owns an Investment, directly or indirectly (whether through other Persons or otherwise), in any member of the Afripa Group or (z) any Person that any member of the Afripa Group owns an Investment in;"

         (i) Section 8.15 of the Credit Agreement is hereby amended by inserting the words "(other than any Foreign Subsidiary which is a member of the Afripa Group)" after the words "Foreign Subsidiaries" in the first place they appear.

                  Section 2. AMENDMENT EFFECTIVE DATE. This Amendment shall become effective on the date on which all of the conditions set forth below have been satisfied (or waived by the Required Lenders):

         (1) The Administrative Agent shall have received counterparts of this Amendment, executed by the Borrower and the Required Lenders.

         (2) The Administrative Agent shall have received a certificate from an Authorized Officer of the Borrower stating that immediately before and after giving effect to this Amendment, no Default shall have occurred and be continuing or would result therefrom and that the representations and warranties set forth in the Credit Agreement and in this Amendment are true and correct.

         (3) The Borrower shall have paid to the Administrative Agent for the account of each of the Lenders that consents to this Amendment an amount equal to the aggregate principal amount of such Lender's Commitments under the Credit Agreement, multiplied by 0.25%.

                  Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment and on the effective date of this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith
(x) have been authorized by all requisite corporate action on the part of the Borrower and (y) will not violate the Borrower's articles of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

                  Section 4. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any of the Credit Agents or the Lenders, or any closing, shall affect the representations and warranties or the right of the Credit Agents and the Lenders to rely upon them.

                  Section 5. REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

                  Section 6. COSTS AND EXPENSES. The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

                  Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

                  Section 8. EXECUTION. This Amendment may be executed in counterparts, each of which shall be an original and all of which, collectively, shall constitute one instrument.

                  Section 9. LIMITED EFFECT. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights the Lenders may have under the Credit Agreement, and shall not be considered to create a course of dealing or to otherwise obligate the Lenders to execute any amendments or grant any waivers or consents under the same or similar circumstances in the future.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                      THE TITAN CORPORATION


                                      By: /s/ Mark Sopp
                                         Name: Mark Sopp
                                         Title: CFO








                                Fifth Amendment

ACKNOWLEDGED AND AGREED TO BY EACH GUARANTOR:

                             ACS Technologies Inc.
                             Advanced Communication Services, Inc.
                             Advanced Management Incorporated
                             Assist Cornerstone Technologies, Inc.
                             Atlantic Aerospace Electronics Corporation
                             AverStar, Inc.
                             Cayenta Operating Company
                             Cayenta, Inc.
                             Computer Based Systems, Inc.
                             DBA Systems, Inc.
                             Delfin Systems
                             Diversified Control Systems, Inc.
                             Eldyne, Inc.
                             Horizon Services Company, Inc.
                             Horizons Technology, Inc.
                             Integrated Control Systems, Inc.
                             Intermetrics International, Inc.
                             Intermetrics Securities, Inc.
                             J.B. Systems, Inc.
                             LinCom Corporation
                             LinCom Wireless, Inc.
                             Linkabit Wireless, Inc.
                             Mergeco, Inc.
                             MJR Associates, Inc.
                             Program Support Associates, Inc.
                             Pulse Engineering, Inc.
                             Pulse Sciences, Inc.
                             RF Microsystems, Inc.
                             SemCor, Inc.
                             SenCom, Inc.
                             System Resources Corporation


                             All By: /s/ Mark Sopp
                                    ----------------------------------
                             Name: Mark Sopp
                             Title: CFO





                                Fifth Amendment

                             Titan Food Pasteurization Corp.
                             Titan Medical Sterilization Corp.
                             Titan Systems Corporation
                             Titan Unidyne Corporation
                             Titan Wireless, Inc.
                             Tomotherapeutics, Inc.
                             Validity Corporation
                             VisiCom Laboratories, Inc.
                             Microlithics Corporation


                             All By: /s/ Mark Sopp
                                    -------------------------------
                             Name: Mark Sopp
                             Title: CFO








                                Fifth Amendment

                             LENDER:

                             By: /s/ Christopher A. Bondy
                                -----------------------------------
                                Name: Christopher A. Bondy
                                Title: Partner







                                Fifth Amendment

                             LENDER: Metropolitan Life Insurance Company

                             By: /s/ James R. [ILLEGIBLE]
                                -----------------------------------
                                Name: James R. [ILLEGIBLE]
                                Title: Director







                                Fifth Amendment

                             LENDER: Bank of Montreal

                             By: /s/ S. Valia
                                -----------------------------------
                                Name: S. VALIA
                                Title: MD







                                Fifth Amendment

                             CYPRESSTREE INVESTMENT PARTNERS I, LTD

                             By: CypressTree Investment Management
                             Company, Inc. as Portfolio Manager

                             By: /s/ Jeffrey W. Heuer
                                -----------------------------------
                                Name: JEFFREY W. HEUER
                                Title: PRINCIPAL


                             CYPRESSTREE INVESTMENT PARTNERS II, LTD

                             By: CypressTree Investment Management
                             Company, Inc. as Portfolio Manager

                             By: /s/ Jeffrey W. Heuer
                                -----------------------------------
                                Name: JEFFREY W. HEUER
                                Title: PRINCIPAL



                             CYPRESSTREE INVESTMENT
                             MANAGEMENT COMPANY, INC.

                             As: Attorney-in-Fact and on behalf of First
                             Allmerica Financial Life Insurance Company as Portfolio Manager

                             By: /s/ Jeffrey W. Heuer
                                -----------------------------------
                                Name: JEFFREY W. HEUER
                                Title: PRINCIPAL





                                Fifth Amendment

                             LENDER:

                             ALLSTATE LIFE INSURANCE COMPANY


                             By: /s/ Jerry D. Zinkula
                                -----------------------------------
                                Name: JERRY D. ZINKULA
                                Title: Authorized Signatory


                             By: /s/ Patricia W. Wilson
                                -----------------------------------
                                   PATRICIA W. WILSON
                                  Authorized Signatory






                                Fifth Amendment

                             LENDER:

                             AMCO CDO Series 2000-A


                             By: /s/ Jerry D. Zinkula
                                -----------------------------------
                                Name: JERRY D. ZINKULA
                                Title: Authorized Signatory


                             By: /s/ Patricia W. Wilson
                                -----------------------------------
                                    PATRICIA W. WILSON
                                   Authorized Signatory






                                Fifth Amendment

                             LENDER:

                             PRINCIPAL LIFE INSURANCE COMPANY

                             By: Principal Capital Management, LLC,
                                 a Delaware limited liability company,
                                 its authorized signatory


                             By: /s/ [ILLEGIBLE]
                                -----------------------------------
                             Its:
                                 ----------------------------------

                             By: /s/ [ILLEGIBLE]
                                -----------------------------------
                             Its:
                                 ----------------------------------






                                Fifth Amendment

                             LENDER:

                             CAPTIVA FINANCE LTD.


                             By: /s/ David Dyer
                                -----------------------------------
                                Name: David Dyer
                                Title: Director







                                Fifth Amendment

                             LENDER: THE FUJI BANK, LTD.


                             By: /s/ Nobuoki Kofke
                                -----------------------------------
                                Name: Nobuoki Kofke
                                Title: Vice President







                                Fifth Amendment

                             FRANKLIN CLO I, LTD


                             By: /s/ Chauncey Lufkin
                                -----------------------------------
                                Name: Chauncey Lufkin
                                Title: Vice President







                                Fifth Amendment

                             FRANKLIN FLOATING RATE
                             DAILY ACCESS FUND


                             By: /s/ Chauncey Lufkin
                                -----------------------------------
                                Name: Chauncey Lufkin
                                Title: Vice President







                                Fifth Amendment

                             FRANKLIN FLOATING RATE
                             MASTER SERIES


                             By: /s/ Chauncey Lufkin
                                -----------------------------------
                                Name: Chauncey Lufkin
                                Title: Vice President







                                Fifth Amendment

                             FRANKLIN FLOATING RATE
                             TRUST


                             By: /s/ Chauncey Lufkin
                                -----------------------------------
                                Name: Chauncey Lufkin
                                Title: Vice President







                                Fifth Amendment

                             FRANKLIN CLO II, LTD


                             By: /s/ Chauncey Lufkin
                                -----------------------------------
                                Name: Chauncey Lufkin
                                Title: Vice President







                                Fifth Amendment

                             LENDER:

                              HARBOURVIEW CDO II, LTD.


                             By: /s/ Lisa Chaffee
                                -----------------------------------
                                Name: LISA CHAFFEE
                                Title: MANAGER







                                Fifth Amendment

                             LENDER:

                             Oppenheimer Senior Floating Rate Fund


                             By: /s/ David Foxhaven
                                -----------------------------------
                                Name: David Foxhaven
                                Title: A.V.P.




                                Fifth Amendment

                             LENDER:
                             Stein Roe Floating Rate Limited
                             Liability Company


                             By: /s/ James R. Fellows
                                -----------------------------------
                                Name:  James R. Fellows
                                Title: Senior Vice President
                                       Stein Roe & Farnham Incorporated,
                                       as Advisor to the Stein Roe Floating Rate
                                       Limited Liability Company



                                Fifth Amendment

                             LENDER:
                             Liberty-Stein Roe Advisor Floating
                             Rate Advantage Fund, by Stein Roe &
                             Farnham Incorporated As Advisor


                             By: /s/ James R. Fellows
                                -----------------------------------
                                Name:  James R. Fellows
                                Title: Sr. Vice President & Portfolio Manager





                                Fifth Amendment

                             LENDER:
                             Stein Roe & Farnham CLOI Ltd., by
                             Stein Roe & Farnham Incorporated As
                             Portfolio Manager


                             By: /s/ James R. Fellows
                                -----------------------------------
                                Name:  James R. Fellows
                                Title: Sr. Vice President & Portfolio Manager



                                Fifth Amendment

             BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.


             By: /s/ David M. Harnisch, SVP          /s/ Francesco Ossino, VP
                ----------------------------         ------------------------
                Name: David M. Harnisch              Francesco Ossino
                Title: Senior Vice President         Vice President




                                Fifth Amendment

                                LENDER: The Bank of Nova Scotia

                                By: /s/ Chris Osborn
                                   -----------------------------------
                                Name: Chris Osborn
                                Title: Director


                                Fifth Amendment

                                LENDER: K2H CypressTree - I LLC

                                By: /s/ Kimberly Rowe
                                   -----------------------------------
                                Name: Kimberly Rowe
                                Title: Authorized Agent


                                Fifth Amendment

                                LENDER: K2H Shoshone LLC

                                By: /s/ Kimberly Rowe
                                   -----------------------------------
                                Name: Kimberly Rowe
                                Title: Authorized Agent


                                Fifth Amendment

                                LENDER: K2H Soleil LLC

                                By: /s/ Kimberly Rowe
                                   -----------------------------------
                                Name: Kimberly Rowe
                                Title: Authorized Agent


                                Fifth Amendment

                                LENDER: K2H Soleil - 2 LLC

                                By: /s/ Kimberly Rowe
                                   -----------------------------------
                                Name: Kimberly Rowe
                                Title: Authorized Agent


                                Fifth Amendment

                                LENDER: TRANSAMERICA BUSINESS CAPITAL
                                        CORPORATION, AS SUCCESSOR
                                        TO TRANSAMERICA BUSINESS
                                        CREDIT CORPORATION

                                By: /s/ Stephen K. Goetschius
                                   -----------------------------------
                                Name: Stephen K. Goetschius
                                Title: Senior Vice President


                                Fifth Amendment

                                KeyBank, N.A.:

                                By: /s/ Julian Michaels
                                   -----------------------------------
                                Name: Julian Michaels
                                Title: Vice President


                                Fifth Amendment

                                LENDER: MOUNTAIN CAPITAL CLO I, LTD.

                                By: /s/ Darren P. Riley
                                   -----------------------------------
                                Name: DARREN P. RILEY
                                Title: DIRECTOR


                                Fifth Amendment

                                LENDER: MOUNTAIN CAPITAL CLO II LTD.

                                By: /s/ Darren R. Riley
                                   -----------------------------------
                                Name: DARREN R. RILEY
                                Title: DIRECTOR


                                Fifth Amendment

                                LENDER: CITADEL HILL 2000 LTD.

                                By: /s/ S. Lockhart
                                   -----------------------------------
                                Name: S. Lockhart
                                Title: Authorized Signatory


                                Fifth Amendment

                                AERIES FINANCIAL-II LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                        As Sub-Managing Agent

                                By: /s/ Thomas H.B. Ewald
                                   -----------------------------------
                                Name: Thomas H.B. Ewald
                                Title: Authorized Signatory


                                Fifth Amendment

                                AVALON CAPITAL LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Portfolio Advisor

                                By: /s/ Thomas H.B. Ewald
                                   -----------------------------------
                                Name: Thomas H.B. Ewald
                                Title: Authorized Signatory


                                Fifth Amendment

                                AVALON CAPITAL LTD. 2
                                By: INVESCO Senior Secured Management, Inc.
                                    As Portfolio Advisor

                                By: /s/ Thomas H.B. Ewald
                                   -----------------------------------
                                Name: Thomas H.B. Ewald
                                Title: Authorized Signatory


                                Fifth Amendment

                                    CHARTER VIEW PORTFOLIO
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Investment Advisor

                                        By: /s/ Thomas H.B. Ewald
                                            -----------------------------------
                                            Name: Thomas H.B. Ewald
                                            Title: Authorized Signatory



















                                Fifth Amendment

                                    CERES II FINANCE LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Sub-Managing Agent (Financial)

                                        By: /s/ Thomas H.B. Ewald
                                            -----------------------------------
                                            Name: Thomas H.B. Ewald
                                            Title: Authorized Signatory



















                                Fifth Amendment

                                    DIVERSIFIED CREDIT PORTFOLIO LTD
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Investment Advisor

                                        By: /s/ Thomas H.B. Ewald
                                            -----------------------------------
                                            Name: Thomas H.B. Ewald
                                            Title: Authorized Signatory



















                                Fifth Amendment

                                    AIM FLOATING RATE FUND
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Attorney in fact

                                        By: /s/ Thomas H.B. Ewald
                                            -----------------------------------
                                            Name: Thomas H.B. Ewald
                                            Title: Authorized Signatory



















                                Fifth Amendment

                                    LENDER: IBM Credit Corporation


                                    By: /s/ Thomas S. Curcio
                                        -----------------------------------
                                        Name: Thomas S. Curcio
                                        Title: Manager of Credit,
                                               Commercial and
                                               Specialty Financing


















                                Fifth Amendment

                                    LENDER: CREDIT SUISSE FIRST BOSTON


                                    By: /s/ William S. Lutkins
                                        -----------------------------------
                                        Name: William S. Lutkins
                                        Title: Vice President


                                    By: /s/ Robert N. Finney
                                        -----------------------------------
                                        Name: Robert N. Finney
                                        Title: Managing Director
















                                Fifth Amendment

                                    LENDER: Citibank N.A. as Additional
                                            Investment Manager for and on
                                            behalf of Five Finance Corporation


                                    By: /s/ M.A. Regan
                                        -----------------------------------
                                        Name: Mike Regan
                                        Title: Alternative Investment Strategies
                                               399 Park Ave./7th Fl/Zn./2
                                               Ph: (212) 559-9121


                                    By: /s/ Martin Davey
                                        -----------------------------------
                                        Name: Martin Davey, VP
                                        Title: Alternative Investment Strategies
                                               399 Park Ave./7th Fl/Zn./2
                                               Ph: (212) 559-4205















                                Fifth Amendment

                                    LENDER: PILGRIM AMERICA [ILLEGIBLE]
                                            INCOME INVESTMENTS INC. LTD.
                                    By: ING Pilgrim Investments
                                        as its investment manager

                                    By: /s/ Mark F. Haak
                                        -----------------------------------
                                        Name: Mark F. Haak
                                        Title: Assistant Vice President
















                                Fifth Amendment

                                    PILGRIM CLO 1999-1 Ltd.
                                    By: ING Pilgrim Investments
                                        as its investment manager

                                    By: /s/ Mark F. Haak
                                        -----------------------------------
                                        Name: Mark F. Haak
                                        Title: Assistant Vice President
















                                Fifth Amendment

                                    SEQUILS PILGRIM-1 Ltd.
                                    By: ING Pilgrim Investments
                                        as its investment manager

                                    By: /s/ Mark F. Haak
                                        -----------------------------------
                                        Name: Mark F. Haak
                                        Title: Assistant Vice President
















                                Fifth Amendment

                                    PILGRIM PRIME RATE TRUST
                                    By: ING Pilgrim Investments
                                        as its investment manager

                                    By: /s/ Mark F. Haak
                                        -----------------------------------
                                        Name: Mark F. Haak
                                        Title: Assistant Vice President
















                                Fifth Amendment

                                    LENDER: SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                as Investment Advisor


                                    By: /s/ SCOTT H. PAGE
                                        -----------------------------------
                                        Name: SCOTT H. PAGE
                                        Title: VICE PRESIDENT
















                                Fifth Amendment

                                    LENDER: EATON VANCE SENIOR INCOME TRUST
                                            By: EATON VANCE MANAGEMENT
                                                AS INVESTMENT ADVISOR

                                    By: /s/ SCOTT H. PAGE
                                        -----------------------------------
                                        Name: SCOTT H. PAGE
                                        Title: VICE PRESIDENT
















                                Fifth Amendment

                                    LENDER: EATON VANCE INSTITUTIONAL SENIOR
                                            LOAN FUND
                                            By: EATON VANCE MANAGEMENT
                                                AS INVESTMENT ADVISOR

                                    By: /s/ SCOTT H. PAGE
                                        -----------------------------------
                                        Name: SCOTT H. PAGE
                                        Title: VICE PRESIDENT
















                                Fifth Amendment

                                    LENDER: OXFORD STRATEGIC INCOME FUND
                                            By: EATON VANCE MANAGEMENT
                                                AS INVESTMENT ADVISOR

                                    By: /s/ SCOTT H. PAGE
                                        -----------------------------------
                                        Name: SCOTT H. PAGE
                                        Title: VICE PRESIDENT
















                                Fifth Amendment

                                    LENDER: EATON VANCE CDO III, LTD.
                                            By: EATON VANCE MANAGEMENT
                                                AS INVESTMENT ADVISOR

                                    By: /s/ SCOTT H. PAGE
                                        -----------------------------------
                                        Name: SCOTT H. PAGE
                                        Title: VICE PRESIDENT
















                                Fifth Amendment

                                    LENDER: EATON VANCE CDO IV, LTD.
                                            By: EATON VANCE MANAGEMENT
                                                AS INVESTMENT ADVISOR

                                    By: /s/ SCOTT H. PAGE
                                        -----------------------------------
                                        Name: SCOTT H. PAGE
                                        Title: VICE PRESIDENT
















                                Fifth Amendment

                                    LENDER: GRAYSON & CO
                                            By: BOSTON MANAGEMENT AND RESEARCH
                                                AS INVESTMENT ADVISOR

                                    By: /s/ SCOTT H. PAGE
                                        -----------------------------------
                                        Name: SCOTT H. PAGE
                                        Title: VICE PRESIDENT
















                                Fifth Amendment

                                    LENDER: Galaxy CLO 1999-1, Ltd.
                                            By: SAI Investment Adviser, Inc.
                                                its Collateral Manager

                                    By: /s/ THOMAS G. BRANDT
                                        -----------------------------------
                                        Name: THOMAS G. BRANDT
                                        Title: AUTHORIZED AGENT
















                                Fifth Amendment

                                    LENDER:
                                        Thermopylae Funding Corp.

                                    By: /s/ Frank B. Bilotta
                                        -----------------------------------
                                        Name: Frank B. Bilotta
                                        Title: Vice President
















                                Fifth Amendment

                                    LENDER:
                                    SRF 2000 LLC

                                    By: /s/ KELLY C. WALKER
                                        -----------------------------------
                                        Name: KELLY C. WALKER
                                        Title: VICE PRESIDENT
















                                Fifth Amendment

                                    LENDER: ELT Ltd.

                                    By: /s/ KELLY C. WALKER
                                        -----------------------------------
                                        Name: KELLY C. WALKER
                                        Title: AUTHORIZED AGENT
















                                Fifth Amendment

                                    LENDER: Imperial Bank

                                    By: /s/ Michael Berrier
                                        -----------------------------------
                                        Name: Michael Berrier
                                        Title: Senior Vice President
















                                Fifth Amendment

                                    ERSTE BANK:

                                    By: [ILLEGIBLE]
                                        -----------------------------------
                                        Name: [ILLEGIBLE]
                                        Title: Vice President
                                               Erste Bank New York Branch


                                    By: [ILLEGIBLE]
                                        -----------------------------------
                                        Name: [ILLEGIBLE]
                                        Title: Managing Director
                                               Erste Bank New York Branch














                                Fifth Amendment

                                    LENDER:

                                    By: Craig A. Nelson
                                        -----------------------------------
                                        Name: Craig A. Nelson
                                        Title: Vice President
                                               Comerica Bank















                                Fifth Amendment

                                    LENDER: ELC (Cayman) Ltd.

                                    By: /s/ Russel D. Morrison
                                        -----------------------------------
                                        Name: Russel D. Morrison
                                        Title: Vice President















                                Fifth Amendment

                                    LENDER: ELC (Cayman) Ltd.
                                            CDO Series 1999-I

                                    By: /s/ Russel D. Morrison
                                        -----------------------------------
                                        Name: Russel D. Morrison
                                        Title: Vice President















                                Fifth Amendment

                                    LENDER: ELC (Cayman) Ltd. 1999-II

                                    By: /s/ Russel D. Morrison
                                        -----------------------------------
                                        Name: Russel D. Morrison
                                        Title: Vice President















                                Fifth Amendment

                                    LENDER: ELC (Cayman) Ltd. 1999-III

                                    By: /s/ Russel D. Morrison
                                        -----------------------------------
                                        Name: Russel D. Morrison
                                        Title: Vice President















                                Fifth Amendment

                                    LENDER: APEX (IDM) CDO I, Ltd.

                                    By: /s/ Russel D. Morrison
                                        -----------------------------------
                                        Name: Russel D. Morrison
                                        Title: Vice President















                                Fifth Amendment

                                    LENDER: TRYON CLO Ltd. 2000-1

                                    By: /s/ Russel D. Morrison
                                        -----------------------------------
                                        Name: Russel D. Morrison
                                        Title: Vice President















                                Fifth Amendment

                                    LENDER: First Union National Bank

                                    By: /s/ Robert Sevin
                                        -----------------------------------
                                        Name: Robert Sevin
                                        Title: Director















                                Fifth Amendment